UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2019

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2019, Regis Corporation (the “Company”) entered into a Second US and Canada Omnibus Settlement Agreement (the “Settlement Agreement”) with The Beautiful Group (“TBG”).

The Settlement Agreement, among other things, notes that TBG has entered into lease termination and concession agreements with certain landlords which has the effect of further reducing the Company’s potential lease liability in connection with TBG operated salons and substitutes the master franchise agreement for a license agreement. In addition, pursuant to the Settlement Agreement, the Company releases and forgives TBG from approximately $6.6 million in respect of amounts for inventory invoiced through January 17, 2019, $1.3 million in respect of continuing fees invoiced through April 5, 2019, $28,000 in respect of amounts for services under the transition services agreement, and the obligations under the Secured Promissory Notes dated August 2, 2018 representing approximately $11.7 million in working capital receivables and $8.0 million in accounts receivable, plus accrued interest, which had a maturity date of August 2, 2020. As previously disclosed, based on TBG’s inability to meet the requirements of the promissory notes, the Company previously recorded a full reserve against the promissory notes. The Settlement Agreement is filed as Exhibit 10.1 to this Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 1.02 with regard to the promissory notes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

10.1
Second US and Canada Omnibus Settlement Agreement Credit Agreement dated as of June 27, 2019 among Regis Corp., Regis, Inc., Regis Holdings (Canada), Ltd., and The Barbers, Hairstyling for Men & Women, Inc. (“Regis Entities”), on the one hand, and The Beautiful Group Management, LLC, The Beautiful Group Salons (Canada) Ltd., The Beautiful Group Holdings, LLC, Archetype Capital Group, LLC, The Beautiful Group Ventures, LLC (f/k/a The Beautiful Group Real Estate, LLC), TBG IP Holder, LLC, and Regent Companies, LLC( “TBG Entities”), on the other hand (exhibits and schedules identified in the agreement have been omitted pursuant to Item 601(a)(6) of Regulation S-K and will be furnished to the Commission upon request).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: July 3, 2019	By:	/s/ Amanda P. Rusin
Name: Amanda P. Rusin, Title: Secretary